Amendment #A1011-941003-01
                                                            IBM Agreement #A1011



This is amendment #A1011-941003-01 to IBM/FileNet agreement #A1101dated 12/20/91 between IBM Corporation and FileNet Corporation effective 02/21/92. The parties agree to amend the agreement by adding a new Section 4.6 below.

4.6 Buyer will have the option to extend this agreement for two additional one-year scheduling periods, (sixth and seventh scheduling periods), by notifying IBM in writing at least six months prior to expiration of the fifth scheduling period, subject to approval by IBM and subject to agreement by the parties as to duration, Products, prices, discounts and other terms and conditions.



FileNet


/s/William Kreidler                         /s/Luciano J. Bifano
-------------------                         --------------------
Sam Rossiter                                Lucian J. Bifano
Director, Purchasing/Planning               Division Director, OEM and
FileNet Corporation                         Technology Licensing, IBM Risc
                                            System/6000 Division


October 3 1994                              September 30, 1994
Date:                                       Date: